FORM 10f-3
Rule 144A Securities
FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Medtronic Inc. 3.15% due 03/15/2022
2.  Date of Purchase:  12/01/2014  3.  Date offering commenced: 12/01/2014
4.  Underwriter(s) from whom purchased:  Merrill Lynch Financial Center.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $14,504,621.85 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $2,494,775,000
8.  Purchase price (net of fees and expenses):  $99.791
9.  Initial public offering price:  $99.791
10.  Commission, spread or profit:  _0.40__%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 12/11/2014___
Print Name:  Tim Winstone

FORM 10f-3
Rule 144A Securities
FUND:  UBS Equity Long-Short Multi-Strategy Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Molecular Partners AG
2.  Date of Purchase:  11/05/2014  3.  Date offering commenced: 11/05/2014
4.  Underwriter(s) from whom purchased:  JP Morgan
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $375,000 shares firmwide
7.  Aggregate principal amount or total number of shares of offering:  4,400,000 shares
8.  Purchase price (net of fees and expenses):  $22.40
9.  Initial public offering price:  $22.40
10.  Commission, spread or profit:  _1% fee             $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Nick Irish   Date: 11/24/2014___
Print Name:  Nick Irish

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Aetna Inc. 3.5% due 11/15/2014
2.  Date of Purchase:  11/03/2014  3.  Date offering commenced: 11/03/204
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $4,979,050 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $746,857,500
8.  Purchase price (net of fees and expenses):  $_$99.581______
9.  Initial public offering price:  $99.581______
10.  Commission, spread or profit: 0.4%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Vivek Acharya _______________________  Date: 11/18/2014

Print Name: Vivek Acharya______________________________________________

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Freeport-McMoRan Inc. 4% due 11/15/2021
2.  Date of Purchase:  11/12/2014  3.  Date offering commenced: 11/12/204
4.  Underwriter(s) from whom purchased:  Merrill Lynch Financial Centre
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $6,973,330 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $597,714,000
8.  Purchase price (net of fees and expenses):  $99.619______
9.  Initial public offering price:  $99.619______
10.  Commission, spread or profit: 0.6%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Vivek Acharya _______________________  Date: 11/18/2014

Print Name: Vivek Acharya______________________________________________

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Hubspot Inc
2.  Date of Purchase:  10/09/2014  3.  Date offering commenced: 10/09/2014
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Pacific Crest
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: 77,000 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  5,000,000 shares
8.  Purchase price (net of fees and expenses):  $25.000______
9.  Initial public offering price:  $25.000______
10.  Commission, spread or profit: 1.05______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik _______________________  Date: 10/13/2014

Print Name: David Wabnik______________________________________________

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  New Relic, Inc.
2.  Date of Purchase:  12/11/2014  3.  Date offering commenced: 12/11/2014
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: 32,500 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  5,750,000 shares
8.  Purchase price (net of fees and expenses):  $23.00____
9.  Initial public offering price:  $23.000______
10.  Commission, spread or profit: $.966______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik_______________________  Date: 12/19/2014

Print Name: David Wabnik______________________________________________

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Philip Morris Int'l Inc. 4.25% due 11/10/2044
2.  Date of Purchase:  11/03/2014  3.  Date offering commenced: 11/03/2014
4.  Underwriter(s) from whom purchased:  HSBC Bank
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $7,781,680 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $729,532,500
8.  Purchase price (net of fees and expenses):  $97.271____
9.  Initial public offering price:  $97.271______
10.  Commission, spread or profit: .75%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Vivek Acharya______________________  Date: 10/06/2014

Print Name: Vivek Acharya______________________________________________

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Yodlee Inc.
2.  Date of Purchase:  10/03/2014  3.  Date offering commenced: 10/03/204
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Pacific Crest
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $254,000 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $6,250,000
8.  Purchase price (net of fees and expenses):  $12.000____
9.  Initial public offering price:  $12.000______
10.  Commission, spread or profit: $0.504______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik______________________  Date: 11/21/2014

Print Name: David Wabnik______________________________________________